Exhibit 99.2

Pareteum Corporation
Unaudited Pro Forma Combined Statement of Comprehensive Loss
For the Year Ended December 31, 2017

	Historical Pareteum	Artilium	iPass	Pro Forma Adjustments [Note1]	Pro Forma Condensed Combined
Revenue	$13,547,507	$12,246,485	$54,401,000	-	$80,194,992
Cost of revenue	3,683,609	2,943,919	44,783,000	-	51,410,528
Gross profit	9,863,898	9,302,566	9,618,000	-	28,784,464

Operating expenses	18,651,084	10,729,398	29,680,000	9,803,200	68,863,682

Loss before other income / (expenses)	(8,787,186)	(1,426,832)	(20,062,000)	(9,803,200)	(40,079,218)

Interest income/(expense)	(4,890,900)	(243,605)	67,000	-	(5,067,505)
Changes in derivative liabilities	794,691	-	-	-	794,691
Other income/(expense)	705,140	-	(366,000)	-	339,140
Amortization of debt discount and deferred financing costs	(177,519)	-	-	-	(177,519)

Net loss before income tax	(12,355,774)	(1,670,437)	(20,361,000)	(9,803,200)	(44,190,411)
Provision/(benefit) for income taxes	107,205	(301,008)	194,000	-	197

Net Loss	(12,462,979)	(1,369,429)	(20,555,000)	(9,803,200)	(44,190,608)
Foreign currency translation gain/(loss)	(1,219,782)	810,157	-	-	(409,625)
Change in fair value of available for sale securities	-	2,331,124	-	-	2,331,124

Comprehensive Loss	$(13,682,761)	$1,771,852	$(20,555,000)	$(9,803,200)	$(42,269,109)

Net (loss) per common share from continuing operations:

Basic and diluted	$(0.76)	$(0.00)	$(0.31)	$(0.26)	$(0.10)

Weight average common share outstanding:
Basic and diluted	16,338,156	316,418,000	66,060,470	37,852,076	436,668,702

Pareteum Corporation
Unaudited Pro Forma Condensed Combined Balance Sheet
as of December 31, 2017

	Historical Pareteum	Artilium	iPass	Pro Forma Adjustments [Note 1]	Pro Forma Condensed Combined
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$13,737,675	$3,499,113	$5,159,000	$(18,467,248)	$3,928,540
Accounts receivable, net	2,058,284	3,643,330	8,717,000	-	14,418,614
Prepaid expenses and other current assets	900,369	134,312	2,353,000	-	3,387,681
Total current assets	16,696,328	7,276,755	16,229,000	(18,467,248)	21,734,835

Investments	3,230,208	6,596,487	-	(9,826,695)	-

Property and equipment, net	4,713,710	545,494	1,334,000	-	6,593,204

Note receivable	594,520	-	-	-	594,520

Intangible assets	-	3,749,141	-	-	3,749,141

Other assets	91,267	-	840,000	-	931,267

Goodwill	-	20,549,865	-	102,443,693	122,993,558

TOTAL ASSETS	$25,326,033	$38,717,742	$18,403,000	$74,149,750	$156,596,525

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable and customer deposits	$1,978,726	2,561,518	9,044,000	-	13,584,244
Line of credit	-	-	-	-	-
Other current liabilities	5,250,130	119,986	3,734,000	-	9,104,116
Deferred revenue - current	242,986	1,974,840	3,723,000	-	5,940,826
Convertible notes	66,000	-	-	-	66,000
Loans payable	-	11,999	-	-	11,999
Total current liabilities	7,537,842	4,668,343	16,501,000	-	28,707,185

Long-term liabilities
Derivative liabilities	1,597,647	-	-	-	1,597,647
Deferred tax liabilities	-	314,282	-	-	314,282
Deferred revenue - long-term	-	3,736,098	102,000	-	3,838,098
Other long term liabilities	769,011	835,715	1,009,000	-	2,613,726
Total current and long-term liabilities	9,904,500	9,554,438	17,612,000	-	37,070,938

Stockholder's equity:
Preferred shares	-	-	-	-	-
Common stock	321,271,437	23,484,192	71,000	90,352,062	435,178,691
Additional paid in capital	-	62,201,296	226,490,000	(288,691,296)	-
Treasury stock	-	(2,458,068)	-	2,458,068	-
Accumulated other comprehensive loss	(6,306,691)	3,141,281	-	(3,141,281)	(6,306,691)
Accumulated deficit	(299,543,213)	(57,205,397)	(225,770,000)	273,172,197	(309,346,413)
Total stockholder's equity	15,421,533	29,163,304	791,000	74,149,750	119,525,587

TOTAL LIABILITIES AND EQUITY	$25,326,033	$38,717,742	$18,403,000	$74,149,750	$156,596,525

Pro Forma Adjustments

Note 1	Artilium

Common stock	23,484,192
Additional paid-in capital	62,201,296
Treasury stock		2,458,068
Accumulated other comprehensive gain (loss)	3,141,281
Accumulated deficit		57,205,397
Goodwill	85,315,016
Professional Fees - M&A	6,803,200
Cash		8,864,348
Cash - M&A Costs		6,602,900
Investments		9,826,695
Common Stock		95,787,177
Common Stock - M&A Fees		200,400

To record purchase of Artilium plc

At December 31, 2017, we calculated cash consideration for the purchase of Artilium to be $15,467,248; including M&A costs, stock consideration of $95,787,177; and acquisition related Professional Fees expense of $6,803,200.

On October 1, 2018 the Company completed its acquisition of all of the outstanding shares of Artilium plc. The Acquisition was effected by means of a court-sanctioned scheme of arrangement between Artilium and shareholders of Artilium under Part 26 of the UK Companies Act 2006, as amended, as further described below. In connection with the Acquisition, the Company issued an aggregate of 37,511,447 shares of the Company’s common stock. Artilium held 3,200,332 shares of the Company’s common stock, which were cancelled as of the time of completion of the Acquisition.

iPass

Common stock	71,000
Additional paid-in capital	226,490,000
Accumulated deficit		225,770,000
Goodwill		791,000

Professional Fees - M&A	3,000,000
Goodwill	17,919,677
Common Stock		17,919,677
Cash - M&A Costs		3,000,000

To record purchase of iPass, Inc.

At December 31, 2017, we calculated consideration for the purchase of iPass, Inc. of $17,919,677. This calculation is based on common stock of iPass shareholders of 6,925,028 and common stock equivalents of 473,983 for a total of 7,399,016 shares, the closing stock price of Pareteum Common Stock at December 29, 2017, of $2.07, and the Exchange Ratio of 1.17. The total purchase price of $17,919,677 will be allocated to Goodwill and Common Stock. Estimated closing costs of $3,000,000 will be paid in cash.

Pareteum Corporation
Unaudited Pro Forma Condensed Combined Balance Sheet
as of September 30, 2018

	Historical Pareteum	Artilium	iPass	Pro Forma Adjustments [Note 2]	Pro Forma Condensed Combined
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$18,864,352	$825,425	$4,912,000	$(18,467,248)	$6,134,529
Accounts receivable, net	7,200,014	3,407,809	7,944,000	(2,000,000)	16,551,823
Prepaid expenses and other current assets	943,224	78,966	1,449,000	-	2,471,190
Total current assets	27,007,590	4,312,200	14,305,000	(20,467,248)	25,157,542

Investments	3,230,208	9,613,182	-	(12,843,390)	-

Property and equipment, net	3,944,659	418,275	1,009,000	(962,708)	4,409,226

Note receivable	587,695	-	-	-	587,695

Intangible assets	-	5,498,615	-	-	5,498,615

Other assets	39,067	-	859,000	-	898,067

Goodwill	-	21,498,589	-	125,409,495	146,908,084

TOTAL ASSETS	$34,809,219	$41,340,861	$16,173,000	$91,136,149	$183,459,229

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable and customer deposits	2,795,981	3,695,118	8,145,000	-	14,636,099
Other current liabilities	3,891,454	3,402,152	3,708,000	-	11,001,606
Deferred revenue - current	122,906	2,153,926	3,541,000	(1,222,000)	4,595,832
Convertible notes	90,308	-	-	-	90,308
Loans payable	-	154,275	-	-	154,275
Total current liabilities	6,900,649	9,405,471	15,394,000	(1,222,000)	30,478,120

Long-term liabilities
Deferred tax liabilities	-	886,903	-	-	886,903
Deferred revenue - long-term	-	3,086,054	25,000	-	3,111,054
Other long term liabilities	94,999	406,375	8,292,000	-	8,793,374
Total current and long-term liabilities	6,995,648	13,784,803	23,711,000	(1,222,000)	43,269,451

Stockholder's equity:
Preferred shares	-	-	-	-	-
Common stock	341,157,837	24,494,655	82,000	99,343,460	465,077,952
Additional paid in capital	-	63,915,591	232,144,000	(296,059,591)	-
Treasury stock	-	(2,458,068)	-	2,458,068	-
Accumulated other comprehensive loss	(6,303,005)	(138,637)	-	138,637	(6,303,005)
Accumulated deficit	(307,041,261)	(58,257,483)	(239,764,000)	286,477,575	(318,585,169)
Total stockholder's equity	27,813,571	27,556,058	(7,538,000)	92,358,149	140,189,778

TOTAL LIABILITIES AND EQUITY	$34,809,219	$41,340,861	$16,173,000	$91,136,149	$183,459,229

Pro Forma Adjustments

Note 2	Artilium

Common stock	24,494,655
Additional paid-in capital	63,915,591
Treasury stock		2,458,068
Accumulated other comprehensive gain (loss)		138,637
Accumulated deficit		58,257,483
Goodwill	89,938,957
Professional Fees - M&A	6,803,200
Cash		8,864,348
Cash - M&A Costs		6,602,900
Investments		12,843,390
Common Stock		95,787,177
Common Stock - M&A Fees		200,400

To record purchase of Artilium plc

At September 30, 2018, we calculated cash consideration for the purchase of Artilium to be $15,467,248; stock consideration of $95,787,177; and acquisition related Professional Fees expense of $6,803,200.

On October 1, 2018 the Company completed its acquisition of all of the outstanding shares of Artilium plc. The Acquisition was effected by means of a court-sanctioned scheme of arrangement between Artilium and shareholders of Artilium under Part 26 of the UK Companies Act 2006, as amended, as further described below. In connection with the Acquisition, the Company issued an aggregate of 37,511,447 shares of the Company’s common stock. Artilium held 3,200,332 shares of the Company’s common stock, which were cancelled as of the time of completion of the Acquisition.

iPass

Common stock	82,000
Additional paid-in capital	232,144,000
Accumulated deficit		239,764,000
Goodwill	7,538,000

Professional Fees - M&A	3,000,000
Goodwill	29,596,236
Common Stock		29,596,236
Cash - M&A Costs		3,000,000

To record purchase of iPass, Inc.

On November 12, 2018, Pareteum Corporation entered into an Agreement and Plan of Merger with iPass, Inc., a Delaware corporation (“iPass”) and TBR,Inc., a Delaware corporation and a wholly owned subsidiary of the Company. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will commence a tender offer for any and all outstanding shares of common stock of iPass, for 1.17 shares of common stock of the Company per share of iPass Common Stock (the “Exchange Ratio”) for an aggregate of approximately 9.86 million shares of the Company’s common stock, without interest and subject to any required withholding for taxes, and Merger Sub will subsequently merge with and into iPass. The Merger Agreement contemplates that, subject to iPass’ stockholders tendering and not withdrawing a majority of the outstanding shares of iPass stock in the exchange offer, the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law, and iPass, as the surviving corporation, will become a wholly-owned subsidiary of the Company without any additional stockholder approval, and each issued and outstanding share of iPass Common Stock will be converted into the right to receive the Offer Price. No fractional shares of the Company will be issued to iPass stockholders; any fractional shares will be cancelled and the balance paid to such stockholders in cash. The Company intends to fund the balance required for any fractional shares with cash on hand.

At September 30, 2018, we calculated stock consideration for the purchase of iPass, Inc.f $29,596,236. This calculation is based on common stock of iPass shareholders of 7,957,988 and common stock equivalents of 473,988 for a total of 8,431,976 shares, the closing stock price of Pareteum Common Stock at September 30, 2018, of $3.00, and the Exchange Ratio of 1.17. The total purchase price of $29,596,236 will be allocated to Goodwill and Common Stock. Estimated closing costs of $3,000,000 will be paid in cash.

Revenue	1,778,000
Deferred revenue	1,222,000
Accumulated depreciation and amortization expense	37,292
Accounts receivable		2,000,000
Capitalized software		1,000,000
Amortization expense		37,292

To eliminate intercompany accounts between iPass and Pareteum

Pareteum and iPass entered into a software licensing agreement on May 8, 2018 which resulted in intercompany transactions for pro-forma purposes that need to be eliminated. As a result, we eliminated Revenue of $1,778,000; Deferred revenue of $1,222,000; Accumulated depreciation and amortization expense of $37,292; Accounts receivable of $2,000,000; Capitalized software of $1,000,000; and Amortization expense of $37,292.

Pareteum Corporation
Unaudited Pro Forma Combined Statement of Comprehensive Loss
For the Nine Months Ended September 30, 2018

	Historical Pareteum	Artilium	iPass	Pro Forma Adjustments [Note 3]	Pro Forma Condensed Combined
Revenue	$18,123,484	$18,028,012	$31,237,000	(1,778,000)	$65,610,496
Cost of revenue	5,103,088	9,779,848	22,960,000	-	37,842,936
Gross profit	13,020,396	8,248,164	8,277,000	(1,778,000)	27,767,560

Operating expenses	22,101,756	15,199,587	21,408,000	9,765,908	68,475,251

Loss before other income / (expenses)	(9,081,360)	(6,951,423)	(13,131,000)	(11,543,908)	(40,707,691)

Interest expense	(314,193)	(139,795)	(608,000)	-	(1,061,988)
Changes in derivative liabilities	1,283,914	-	(179,000)	-	1,104,914
Other income (expense)	672,706	3,341,931	(80,000)	(3,341,931)	592,706
Amortization of deferred financing costs	(21,108)	-	-	-	(21,108)

Net loss before income tax	(7,460,041)	(3,749,287)	(13,998,000)	(14,885,839)	(40,093,167)
Provision (benefit) for income taxes	38,007	(321,285)	170,000	-	(113,278)

Net Loss	(7,498,048)	(3,428,002)	(14,168,000)	(14,885,839)	(39,979,889)
Foreign currency translation gain (loss)	3,686	-	-	-	3,686
Change in fair value of available for sale securities	-	-	-	-	-

Comprehensive Loss	$(7,494,362)	$(3,428,002)	$(14,168,000)	$(14,885,839)	$(39,976,203)

Net (loss) per common share from continuing operations:

Basic and diluted	$(0.14)	$(0.01)	$(1.90)	$(0.43)	$(0.09)

Weight average common share outstanding:
Basic and diluted	54,275,784	354,179,091	7,458,098	34,311,115	450,224,088

Pareteum Corporation
Unaudited Pro Forma Condensed Combined Balance Sheet
as of December 31, 2018

	Historical Pareteum	Artilium	iPass	Pro Forma Adjustments [Note 3]	Pro Forma Condensed Combined
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$5,108,506	$1,373,858	$2,329,000		$8,811,364
Accounts receivable, net	12,509,880	2,851,714	5,340,000	(1,000,000)	19,701,594
Prepaid expenses and other current assets	1,287,307	796,643	1,545,000	-	3,628,950
Total current assets	18,905,693	5,022,215	9,214,000	(1,000,000)	32,141,908

Investments	120,676,827	-	-	(120,676,827)	-

Property and equipment, net	4,209,480	343,770	947,000	(1,962,708)	3,537,542

Note receivable	1,082,436	-	-	-	1,082,436

Intangible assets	-	39,658,325	-	22,700,000	62,358,325

Other assets	45,336	-	1,012,000	-	1,057,336

Goodwill	-	91,773,911	-	27,740,000	119,513,911

TOTAL ASSETS	$144,919,772	$136,798,221	$11,173,000	$(73,199,535)	$219,691,458

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable and customer deposits	5,953,556	4,384,072	8,980,000	-	19,317,628
Other current liabilities	5,045,874	2,906,506	3,885,000	-	11,837,380
Deferred revenue - current	927,780		3,960,000	(1,222,000)	3,665,780
Convertible notes	106,967	-	-	-	106,967
Loans payable	-	681,220	333,000	-	1,014,220
Total current liabilities	12,034,177	7,971,798	17,158,000	(1,222,000)	35,941,975

Long-term liabilities
Debt			7,002,000		7,002,000
Related Party Loan		341,998			341,998
Investment by Parent'		120,676,827		(120,676,827)	-
Deferred tax liabilities	-	8,415,825	-	-	8,415,825
Deferred revenue - long-term	-		13,000	-	13,000
Other long term liabilities	76,480	136,224	719,000	-	931,704
Total current and long-term liabilities	12,110,657	137,542,672	24,892,000	(121,898,827)	52,646,502

Stockholder's equity:
Preferred shares	-	-	-	-	-
Common stock	450,883,308		82,000	123,838,115	574,803,423
Additional paid in capital	-		232,449,000	(232,449,000)	-
Treasury stock	-		-	2,458,068	2,458,068
Accumulated other comprehensive loss	(6,364,533)	63,753	-	(63,753)	(6,364,533)
Accumulated deficit	(311,709,660)	(808,204)	(246,250,000)	154,915,862	(403,852,002)
Total stockholder's equity	132,809,115	(744,451)	(13,719,000)	48,699,292	167,044,956

TOTAL LIABILITIES AND EQUITY	$144,919,772	$136,798,221	$11,173,000	$(73,199,535)	$219,691,458

Pro Forma Adjustments

Note 3	iPass

Common Stock	82,000
Additional paid-in capital	232,449,000
Accumulated deficit		285,971,000
Goodwill	27,740,000
Intangible Assets	22,700,000
Professional Fees - M&A	3,000,000

To record purchase of iPass Inc.

On November 12, 2018, Pareteum Corporation entered into an Agreement and Plan of Merger with iPass Inc., a Delaware corporation (“iPass”) and TBR,Inc., a Delaware corporation and a wholly owned subsidiary of the Company. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will commence a tender offer for any and all outstanding shares of common stock of iPass, for 1.17 shares of common stock of the Company per share of iPass Common Stock (the “Exchange Ratio”) for an aggregate of approximately 9.86 million shares of the Company’s common stock, without interest and subject to any required withholding for taxes, and Merger Sub will subsequently merge with and into iPass. The Merger Agreement contemplates that, subject to iPass’ stockholders tendering and not withdrawing a majority of the outstanding shares of iPass stock in the exchange offer, the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law, and iPass, as the surviving corporation, will become a wholly-owned subsidiary of the Company without any additional stockholder approval, and each issued and outstanding share of iPass Common Stock will be converted into the right to receive the Offer Price. No fractional shares of the Company will be issued to iPass stockholders; any fractional shares will be cancelled and the balance paid to such stockholders in cash. The Company intends to fund the balance required for any fractional shares with cash on hand.

At December 31, 2018, we calculated stock consideration for the purchase of iPass Inc. of $30,654,194. This calculation is based on common stock and common stock equivalents of iPass shareholders of 10,570,412 common shares at a price of $2.90 per share. These proceeds of $34,654,194 will be allocated to Goodwill and Common Stock.

Revenue	1,778,000
Deferred revenue	1,222,000
Accumulated depreciation and amortization expense	37,292
Accounts receivable		1,000,000
Capitalized software		2,000,000
Amortization expense		37,292

To eliminate intercompany accounts between iPass and Pareteum

Pareteum and iPass entered into a software licensing agreement on May 8, 2018, which resulted in intercompany transactions for pro-forma purposes that need to be eliminated. As a result, we eliminated Revenue of $1,778,000; Deferred revenue of $1,222,000; Accumulated depreciation and amortization expense of $37,292; Accounts receivable of $1,000,000; Capitalized software of $2,000,000; and Amortization expense of $37,292.

Pareteum Corporation
Unaudited Pro Forma Combined Statement of Comprehensive Loss
For the Year Ended December 31, 2018

	Historical Pareteum	Artilium	iPass	Pro Forma Adjustments [Note 3]	Pro Forma Condensed Combined
Revenue	$27,264,056	$22,680,466	$39,717,000	(1,778,000)	$87,883,522
Cost of revenue	7,552,931	12,274,892	30,643,000	-	50,470,823
Gross profit	19,711,125	10,405,574	9,074,000	(1,778,000)	37,412,699

Operating expenses	33,398,891	18,111,714	28,644,000	9,765,908	89,920,513

Loss before other income / (expenses)	(13,687,766)	(7,706,140)	(19,570,000)	(11,543,908)	(52,507,814)

Interest expense	(308,540)	(167,201)	(1,166,000)	-	(1,641,741)
Changes in derivative liabilities	1,283,914	-		-	1,283,914
Other income (expense)	608,971		275,000	(3,341,931)	(2,457,960)
Amortization of deferred financing costs	(28,711)	-	-	-	(28,711)

Net loss before income tax	(12,132,132)	(7,873,341)	(20,458,000)	(14,885,839)	(53,352,312)
Provision (benefit) for income taxes	34,314	(490,186)	193,000	-	(262,872)

Net Loss	(12,166,446)	(7,383,155)	(20,651,000)	(14,885,839)	(55,089,440)
Foreign currency translation gain (loss)	(57,842)	63,753		-	5,911
Change in fair value of available for sale securities	-	-	-	-	-

Comprehensive Loss	$(12,224,288)	$(7,319,402)	$(20,654,000)	$(14,885,839)	$(55,083,529)

Net (loss) per common share from continuing operations:

Basic and diluted	$(0.19)	$(0.02)	$(2.45)	$(0.43)	$(0.12)

Weight average common share outstanding:
Basic and diluted	64,548,533	354,179,091	8,431,625	34,311,115	461,470,364

Non-GAAP Reconciliation

NET LOSS	(12,166,446)	(7,383,155)	(20,651,000)	(14,885,839)	(55,089,440)

Total interest expense	308,540	167,201	1,166,000		1,641,741
Depreciation and amortization	4,101,190	3,713,028	658,000		8,472,218
Provision for income taxes	(34,314)	490,186	(193,000)		262,872
					-
EBITDA	(7,791,030)	(3,012,740)	(19,020,000)	(14,885,839)	(44,712,609)

Restructuring and acquisition costs	7,259,711	4,564,011		11,000,000	22,823,722
Stock based compensation	6,582,286		1,269,000		7,851,286
Stock based tax	1,810,984				1,810,984
Adjusted EBITDA	7,861,951	1,551,271	(17,751,000)	(3,885,839)	(12,226,617)